UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026 (August 17, 2026)
___________________________________
Skyward Specialty Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-41591 (Commission File Number)	14-1957288 (I.R.S. Employer Identification Number)
800 Gessner Road, Suite 600 Houston, Texas		77024-4284
(Address of principal executive offices)		(Zip Code)
(713) 935-4800
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 17, 2026, Mark Haushill, Chief Financial Officer of Skyward Specialty Insurance Group, Inc. (the "Company"), notified the Company of his intention to retire, effective March 31, 2027. In connection with his notification of his intent to retire, the Company entered into a Senior Advisor Letter Agreement, dated August 19, 2026, with Mr. Haushill (the “Advisor Agreement”). The Advisor Agreement provides that, from March 31, 2027, through December 31, 2027 (the “Advisory Period”), Mr. Haushill will serve as Senior Advisor to the Company providing ongoing support and such advisory services as may reasonably be requested from time to time by the Chief Executive Officer. During the Advisory Period, Mr. Haushill will receive an annualized base salary of $250,000. During the Advisory Period, Mr. Haushill will not be eligible to earn an annual bonus or otherwise participate in the Company’s Short Term Incentive Plan (commencing with the 2027 plan year) and will not be eligible to receive any new equity awards. Mr. Haushill will remain eligible for continued vesting of outstanding equity awards in accordance with the ordinary terms of such equity grants and our equity incentive plans and our form executive employment agreement (the "Executive Agreement”) to which he is a party.
Mr. Haushill’s decision to retire did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The foregoing descriptions of the Executive Agreement and the Advisor Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. A copy of the Executive Agreement was filed with the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2026 on May 11, 2026. The Company intends to file a copy of the Advisor Agreement which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2026.

On August 20, 2026, the Company announced the appointment of Taryn McHarg, Deputy Chief Financial Officer of the Company and Chief Financial Officer of Apollo, as Chief Financial Officer, effective upon Mr. Haushill’s retirement. Ms. McHarg will also serve as Principal Financial Officer and Principal Accounting Officer at the effective time of her appointment.

Ms. McHarg, age 48, joined the Company in her current role in January 2026 following the Company’s acquisition of Apollo Group Holdings Limited. Ms. McHarg joined Apollo in May 2022 as Chief Financial Officer. Prior to joining Apollo, Ms. McHarg served as Chief Financial Officer of various divisions of Bupa, a private medical insurer, from September 2016 through December 2021. Ms. McHarg brings more than two decades of global insurance and financial services experience across markets, including Australia, UK, Asia and the U.S., with a focus on driving operational performance through financial insights. Ms. McHarg is a Chartered Accountant (Fellow) of Australia & New Zealand and holds an Executive MBA from the Australian Graduate School of Management (University of NSW).

Pursuant to her existing employment agreement, Ms. McHarg receives an annual base salary of approximately $540,000 (£400,000) and has a target bonus opportunity of 20% to 60% of her base salary, subject to satisfying certain conditions. In connection with the Company’s acquisition of Apollo, Ms. McHarg received a restricted stock unit award with a value of $1,750,000 as part of the management incentive plan arrangement with the Apollo executives, which award vests 50% on the third anniversary of the closing and 50% on the 4th anniversary of the closing. Ms. McHarg will be eligible to receive equity awards in accordance with the ordinary terms of our equity incentive plans. The Company intends that Ms. McHarg’s compensation, including her compensation to be paid as Chief Financial Officer, will be reviewed by the Compensation Committee of the Board of Directors in the ordinary course of the Compensation Committee’s annual review of executive compensation expected to occur in the first quarter of 2027.

The Company intends to file Ms. McHarg’s form employment agreement as an exhibit to its Form 10-Q for the quarter ended September 30, 2026 and the foregoing description is qualified in its entirety by reference to such agreement.

There are no offers or understandings between Ms. McHarg and any other person pursuant to which she was appointed. There are no family relationships between Ms. McHarg and any director or executive officer, and no related party transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item     7.01 Regulation FD Disclosure.
On August 20, 2026, the Company issued a press release announcing Mr. Haushill’s retirement as Chief Financial Officer, effective March 31, 2027, and Ms. McHarg’s appointment as Chief Financial Officer effective upon Mr. Haushill’s resignation. A copy of the press released is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item     9.01 Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Executive Employment Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q file with the Securities and Exchange Commission on May 11, 2026).
99.1	Press Release, dated August 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date:	August 20, 2026	/s/ Patricia A. Ryan
Patricia A. Ryan
Chief Legal Officer